GLOBAL SETTLEMENT AGREEMENT
      This Global Settlement Agreement (the "Agreement") is made and entered into this ____ day of May, 1999, by and between William Reeves, Pamela Reeves, P.E. Roberts on behalf of the Reeves Trust, Midas Corporation, a Nevada corporation ("Midas") and Black Diamond Mining Corporation,
a   Nevada   corporation   ("Black  Diamond")   [hereinafter
collectively the "Reeves Group"], Diagnostic International Inc., a Nevada corporation ("Diagnostic"), Dale Ulrich, the duly appointed Chapter 7 Trustee (the "Trustee") in William Reeves, Bankruptcy Case No. 94-02801-PHX-GBN, Don Bankston
("Bankston"),    Bankston   Electric   Company    ("Bankston
Electric"),   Marathon  Investment  Corporation,   a   Texas
corporation ("Marathon"), Quantum Incorporated, an Arizona corporation ("Quantum"), William Doran ("Doran"), Great
Southwest   Chili  Company,  Inc.,  an  Arizona  corporation
("GSWCCI"),  Great Southwest Chili Company, Inc.,  a  Nevada
corporation   ("GSWCCII")  and  Quadrillion  Sciences   Inc.
("Quadrillion"). The Reeves Group, Diagnostic, the Trustee, Bankston, Bankston Electric, Marathon, Quantum, and Doran will sometimes be referred to as the "Parties".
I.   RECITALS
      1.1 Diagnostic is a publicly traded corporation and the Debtor and Debtor-in-possession in Bankruptcy Case No. B-97-12293-PHX-CGC (the "Bankruptcy Case").
      1.2 There is currently pending in the Bankruptcy Case an Adversary Proceeding identified as ADV. Case No. 98-77, initiated through the filing of a Complaint by the Reeves Group (the "Reeves Adversary").
      1.3 On or about March 28, 1994, William N. Reeves filed for Chapter 7 liquidation in Bankruptcy Case No. B-94-02861-PHX-GBN (the "William Reeves Bankruptcy").
     1.4 On or about October 1, 1998, Pamela Reeves filed a Chapter 13 Bankruptcy Case, Case No. B-98-12438-PHX-CGC (the "Pamela Reeves Bankruptcy").
      1.5 There is currently pending in the William Reeves Bankruptcy, an Adversary Proceeding, Adv. Case No. 98-475, initiated through the filing of a Complaint by the Trustee against the Reeves Group (the "Trustee Adversary").
      1.6 On September 9, 1997, Diagnostic filed a Chapter 11 Plan of Reorganization (the "Plan"), which is currently pending before the Bankruptcy Court and the Reeves Group
objected   to   confirmation  of  the  Plan   (the   "Reeves
Objection").   The  Reeves Objection is pending  before  the
Bankruptcy Court.
      1.7 In the Reeves Objection, the Reeves Group has alleged that the security interests held by Marathon and Quantum are subject to advoidance by Diagnostic on behalf of the Bankruptcy Estate and that the Bankruptcy Court should permit the Reeves Group to bring such a cause of action on behalf of the Estate.
      1.8 Marathon, Quantum and Diagnostic dispute that the security interests of Marathon and Quantum are avoidable on behalf of the Bankruptcy Estate and allege that the Reeves Group does not have standing to object to the Bankruptcy Estate claims.
      1.9 On April 23, 1999, the Bankruptcy Court executed an order, holding that the confirmation process should not move forward until all pending litigation between the parties including litigation as to whether any member of the Reeves Group has standing to assert any claims or equity interests or to object to confirmation is completed and resolved by the Bankruptcy Court.
      1.10 The parties recognize that proceeding with such litigation will result in the incurrence by all parties of substantial attorneys' fees, delay confirmation in the Diagnostic Chapter 11 Bankruptcy Case for a long period of time and be contrary to the interests of each of the parties hereto and the shareholders and creditors in the Diagnostic Chapter 11 Bankruptcy Case.
II.  Representations and Warranties.
      The Parties, and where a single party or group of parties are named below as making a representation, in each instance make the following representations and warranties to all of the parties hereto:
      1.1 The parties believe that this Agreement and confirmation of the Plan of Reorganization, as modified by Diagnostic to reflect and incorporate the terms set forth herein is in the best interests of each of the parties and
all  of  the creditors and shareholders of Diagnostic.   The
Parties also believe that this Agreement will achieve a global resolution of their numerous mutual disputes, obtain a result that will allow Diagnostic to expeditiously confirm its Plan and permit all parties in the Bankruptcy Case to maximize their return and minimize their legal and other costs and expenses.
      1.2 William N. Reeves represents and warrants that he is authorized to sign this Agreement on his own behalf as an individual and on behalf of his marital community.
      1.3 William N. Reeves represents and warrants that he is the President of Midas and is authorized to execute this Agreement of behalf of Midas and to bind Midas in every respect as to this Agreement.
      1.4 Midas represents and warrants that it is duly incorporated and in good standing in Nevada, its State of incorporation, or any other State in which Midas has been or is now incorporated, or any other State where applicable law requires it to be qualified as a foreign corporation, that all corporate resolutions and other actions required by Midas have been taken to authorize Midas, by and through its principals to authorize execution and enforcement of the terms and provisions of this Agreement.
      1.5 William N. Reeves represents and warrants that he is authorized to execute this Agreement on behalf of Black Diamond and to bind Black Diamond in every respect as to this Agreement.
      1.6 Black Diamond represents and warrants that it is duly incorporated and in good standing in Nevada, its State of incorporation or any other State in which Black Diamond has been or is now incorporated, or any other State where applicable law requires it to be qualified as a foreign
corporation,  that  all  corporate  resolutions  and   other
actions required by Black Diamond have been taken to authorize Black Diamond, by and through its principals, to
authorize  execution  and  enforcement  of  the  terms   and
provisions of this Agreement by William N. Reeves.
      1.7 Pamela Reeves, formerly and also known as Pamela Roberts and P.E. Roberts, represents and warrants that she is currently the duly and legally appointed successor Trustee of the Reeves Trust and has full authority to execute this Agreement on behalf of the Reeves Trust and its
beneficiaries  and  to  bind  the  Reeves  Trust   and   its
beneficiaries and their successors and assigns to all of the terms of this Agreement.
      1.8 Pamela Reeves, formerly and also known as Pamela Roberts and P.E. Roberts represents and warrants that she is authorized to sign this Agreement on her own behalf as an individual and on behalf of her martial community.
      1.9  William N. Reeves represents and warrants that he
is   not   the  President  of  Quadrillion  Sciences,   Inc.
("Quadrillion"); however, he is authorized to execute this Agreement on behalf of Quadrillion and to bind Quadrillion in every respect as to this Agreement.
      1.10 Quadrillion represents and warrants that it is duly incorporated and, although it may not be in good
standing   in  the  State  of  Nevada,  that  all  corporate
resolutions and other actions required to authorize Bill Reeves to execute this Agreement and bind Quadrillion to the terms and provisions of this Agreement have been taken by Quadrillion and its principals.
      1.11 The Reeves Group collectively and the parties individually warrant and represent that no assignment, transfer or hypothecation of any claims or equity security
interests  to  be  transferred  hereunder,  other  than   by
operation of law to the Trustee, has been made by any or all of them to a party not included in this Agreement.
      1.12 The Reeves Group, individually and collectively, represent and warrant to be the owner(s) of any and all claims and interests that they have asserted during the Bankruptcy Case and the State Court litigation initiated by the Reeves Group against Diagnostic, Marathon, Bankston, Bankston Electric, GSWCCI, GSWCCII and any other parties to this Agreement.
      1.13 The Reeves Group has obtained an agreement from Doran to withdraw his pending objections to the Diagnostic Chapter 11 Plan of Reorganization, and to withdraw his Proof of Claim and seek no payment either in cash or stock out of
the   Diagnostic   Bankruptcy  Estate  or  from   Diagnostic
International on account of said claim or any other claim he may now hold or obtain from any member of the Reeves Group;
     1.14 The Parties hereto desire and intend to settle and compromise all claims as and against each other about which they may now have knowledge or gain knowledge in the future on behalf of themselves, their successors and assigns, and to waive and release forever any such claims in exchange for the consideration to each of them as set forth below.
      1.15 The parties hereto have disclosed to each other through the mechanism of this Agreement all claims, rights, title, causes of action or equity security interests that each of them may hold against or in all of the other parties to this Agreement.
III. Agreements.
     In consideration of execution of this Agreement and the
performance  of  the  agreements  and  covenants   contained
herein, the Parties agree as follows:
     A.   Diagnostic:
     (1) Diagnostic and any agent, affiliate and subsidiary hereby release, waive, give up and forever discharge each member of the Reeves Group and any of their respective successors, assigns, agents, principals, related persons,
directors,   officers,  employees,  attorneys,  accountants,
subsidiaries  and  affiliates,  from  any  and  all  claims,
liabilities,    obligations,    controversies,     defenses,
recoupments, offsets, damages, causes of action, suits, demands, debts, costs and expenses of any nature whatsoever, known or unknown or discovered in the future, arising prior to the date of the execution of this Agreement;
           (2)  Agrees to modify its pending Plan to provide
as follows:
               (a)  Creation of a new subsidiary corporation
the stock in which will be owned in majority part by the members of the Reeves Group and a minority of the stock of
which   will  be  owned  by  the  current  shareholders   of
Diagnostic,  with  the  exception  of  Bankston,   Marathon,
Quantum, Bankston Electric, and Monarch Investments, Inc., and all stock in said subsidiary to be distributed to the members of the Reeves Group and the current shareholders of
Diagnostic  shall  be  distributed  to  said  persons   upon
confirmation, pursuant to 11 U.S.C. 1145;
                (b)   Payment to the Trustee in  the  Reeves
Bankruptcy, in the amount of $23,000.00 in Class 4 of the Plan as payment in full for all of the claims and stock in Diagnostic to be obtained by the Reeves Bankruptcy Estate through operation of this Agreement with said payment to be made by Diagnostic on the 11th day following the execution by the Bankruptcy Court of an Order confirming the Plan as modified to incorporate the terms of this Agreement;
                (c)   Creation of a new Class 7 for Bankston
as the holder of certain equity security interests to be obtained by him from the Reeves Group through the operation of this Agreement and further provide for the issuance of
Bankston of 100,000 Diagnostic Units, upon confirmation of the Plan as part of Bankston's treatment under the Plan;
                (d)   Modify  the treatment of  Marathon  in
Class 1 of the Plan to provide as follows: Marathon shall receive 440,000 Diagnostic Units, 580,000 GSWCF Units, 300,000 XXYY Units and 300,000 AABB Units in exchange for its secured claim in the Diagnostic Bankruptcy, as defined in the Plan;
               (e)  Modify the treatment of Quantum in Class
2 of Diagnostic's Plan of Reorganization to provide that Quantum shall receive 70,000 Diagnostic Units, 200,000 GSWCF Units, 480,000 XXYY Units and 480,000 ASBB Units in exchange for its secured claim in the Diagnostic Bankruptcy Case;
               (f)  Creation of a new subsidiary corporation
to be identified in the Modified Plan of Reorganization as DII Sub and further provide for the issuance of 200,000 shares of stock in DII Sub to the existing shareholders of Diagnostic with the exception of any member of the Reeves Group and the issuance of 800,000 shares of stock in DII Sub to Diagnostic, as defined in the Plan;
                (g)   Modify  the treatment  of  the  Equity
Security Holders in Class 6 of the Plan to provide that the current Equity Security Holders of Diagnostic, with the
exception   of  any  member  of  the  Reeves  Group,   their
successors and assigns, shall receive 250,000 Diagnostic Units, 100,000 GSWCF Units, 130,000 XXYY Units and 120,000 AABB Units, 2,450,000 Units of Reeves Corporation and 200,000 Units of DII Sub, as defined in the Plan;
               (h)  Provide for an increase in the number of
shares of preferred stock to be issued to Marathon to an aggregate of 40,000 shares of such stock;
           (3) Release and waive all claims for avoidance actions that it and the Bankruptcy Estate may hold against Marathon and Quantum in exchange for their performance on their undertakings set forth below in Sections (E) and (F).
          (4) Release and waive all claims known or unknown that it may possess against Doran;
     (B)  The Reeves Group:
           (1) Each member of the Reeves Group; that is, Bill Reeves, Pamela Reeves, P.E. Roberts, as the Trustee for the Reeves Trust and on behalf of the Reeves Trust, Midas, Black Diamond, Quadrillion, and any agent, affiliate, and subsidiary of, or person or entity related to or controlled by, the Reeves Group, hereby release, waive and give up and forever discharge Diagnostic, Bankston Electric Company, Inc., Don Bankston, all members of Don Bankston's family, the Trustee of the William Reeves Bankruptcy Case, Marathon, Quantum, and any of their respective successors, assigns, agents, principals, related persons, directors, officers,
employees,   attorneys,   accountants,   subsidiaries    and
affiliates,   from   any   and  all   claims,   liabilities,
obligations, controversies, defenses, recoupments, offsets, damages, causes of action, suits, demands, debts, costs and expenses of any nature whatsoever, known or unknown or discovered in the future, arising prior to the date of the execution of this Agreement. Each member of the Reeves Group, which includes any agent, affiliate, and subsidiary of, or person or entity related to or controlled by, the Reeves Group, shall covenant not to promote, instigate, or otherwise cause a third party to bring a cause of action against the released parties herein, or support such a cause of action. The Reeves Group shall be liable for any damages incurred by the released parties as a result of any cause of
action   promoted,  instigated,  or  otherwise   caused   or
supported by the Reeves Group including the released parties attorney's fees and costs incurred in defending said action.
           (2) Agreement to purchase, acquire, pay, settle or resolve the claims of William Doran asserted as against Diagnostic in the Diagnostic Chapter 11 Bankruptcy Case and to indemnify and hold harmless Diagnostic against any such claims asserted by William Doran following confirmation of the Diagnostic Chapter 11 Plan of Reorganization, to require
that  William  Doran  withdraw  his  pending  Objection   to
confirmation   of  the  Diagnostic  Chapter   11   Plan   of
Reorganization and to take all steps that William Doran not assert any further or additional objections to confirmation of the Diagnostic Chapter 11 Plan of Reorganization and to indemnify and hold Diagnostic harmless against any such claims;
           (3) William Reeves agrees to pay the sum of $12,000.00 in cash to William Reeves Trustee on the 11th day following the execution by the Bankruptcy Judge of an Order confirming Diagnostic's Plan as modified to incorporate the terms of this Agreement.
           (4) Pamela Reeves, aka Pamela Roberts, agrees to transfer all equity interests of Diagnostic registered in her name as of the date of the execution of this Agreement and all claims she has alleged to hold against Diagnostic to Don Bankston on or before the 11th day following the execution by the Bankruptcy Court in the Diagnostic Case of an Order confirming the Plan as modified to incorporate the terms of this Agreement;
           (5) Midas and every other member of the Reeves group agree to transfer all equity interests they own in GSWCCI and GSWCCII, or which were issued by GSWCCI and GSWCCII, or were to be issued into the name of Midas and/or any other member of the Reeves Group to Don Bankston on or
before   the  11th  day  following  the  execution  by   the
Bankruptcy  Court  in  the  Diagnostic  Case  of  an   Order
confirming the Plan as modified to incorporate the terms  of this Agreement;
           (6) Black Diamond, Midas, P.E. Roberts on behalf of the Reeves Trust and William Reeves agree to transfer and take all steps necessary to accomplish such transfer of all equity security interests in Diagnostic owned by them or registered in their names or which they have alleged in Bankruptcy Case to be owned by them to Dale Ulrich as the William Reeves Chapter 7 Trustee on or before the 11th day following the execution by the Bankruptcy Court in the Diagnostic Case of an Order confirming the Plan as modified to incorporate the terms of this Agreement.
            (7)   The  Reeves  Group  will  take  all  steps
necessary to obtain the dismissal with prejudice of:
                (a)   The  Complaint in Bankruptcy Adversary
No. 98-77;
                (b)   All Complaints and counterclaims filed
by them in State Court against Diagnostic with prejudice.
           (8) The Reeves Group will withdraw their Motion to Appoint a Trustee on or before the 11th day following the entry by the Bankruptcy Court of an Order confirming the Plan as modified by the incorporation of the terms of this Agreement.
           (9) Each of the members of the Reeves Group agrees that he, she and/or it will not use the names Aerobic Life or Aerobic Life Industries for any purpose at any time and will not permit any of their successors or assigns from doing so pursuant to the terms of the Order issued by Judge Donald Daughton in the State Court litigation filed by the Reeves Group.
           (10) The Reeves Group agrees to turnover to Bankston all corporate books and records of GSWCCI and GSWCCII in their possession or control on the 11th day following the execution by the Bankruptcy Court of an Order confirming the Plan, as modified to incorporate the terms of this Agreement.
      (C)   Dale  Ulrich  as the William  Reeves  Chapter  7
Trustee.
           (1) Agrees to fully waive and release all claims and causes of action about which he now has knowledge or may acquire knowledge in the future against William Reeves, Pamela Reeves, the Reeves Trust, Midas and Black Diamond and to all assets of the Reeves Group with the exception of the stock in Diagnostic to be transferred to him by certain members of the Reeves Group pursuant to the terms of this Agreement.
           (2) Agrees to transfer all claims of Midas and Black Diamond against Diagnostic that were and are property of the William Reeves Chapter 7 Bankruptcy Estate to Bankston and further agrees to transfer all equity security interests in Diagnostic owned by or registered in the name of Black Diamond and Midas that are to be transferred to and acquired by him pursuant to the terms of this Agreement, to Don Bankston;
           (3) Agrees to transfer all claims of William Reeves and the Reeves Trust against Diagnostic that were and are property of the William Reeves Chapter 7 Bankruptcy Estate and further agrees to transfer all equity security interests in Diagnostic owned by or registered in the name of P.E. Roberts, as the Trustee for the Reeves Trust, and William Reeves, that are to be transferred to and acquired
by   him  pursuant  to  the  terms  of  this  Agreement,  to
Diagnostic;
           (4) Upon receipt of the $12,000.00 payment required by Section B(3) above agrees to dismiss with prejudice Adversary NO. 98-475;
     (D)  Dona Bankston and Bankston Electric Company.
           (1) Bankston and Bankston Electric agree to satisfy the judgments they now hold against Bill Reeves and Pamela Reeves and their community property in exchange for Reeves Group's performance upon the terms of this Agreement, execute a Satisfaction of Judgment in favor of Bill and Pamela Reeves on the 11th day following the execution by the Bankruptcy Court of an Order confirming the Plan as modified to incorporate the terms of this Agreement and hereby specifically further agree to waive and release all claims and causes of action against Bill Reeves, Pamela Reeves, P.E. Roberts as the Trustee of the Reeves Family Trust, Black Diamond and Midas, however no satisfaction of judgment or release shall be granted unless the modified Diagnostic Plan of Reorganization contemplated herein is confirmed;
            (2)    Bankston  and  Bankston  Electric  hereby
release,   waive   and  give  up,  and   forever   discharge
Diagnostic,  Dale  Ulrich as the Chapter 7  Trustee  of  the
William  N.  Reeves Bankruptcy Case, Marathon, Quantum,  the
Reeves   Group  and  any  of  their  respective  successors,
assigns, agents, principals, related persons, directors, officers, employees, attorneys, accountants, subsidiaries and affiliates, from any and all claims, liabilities, obligations, controversies, defenses, recoupments, offsets, damages, causes of action, suits, demands, debts, costs and expenses of any nature whatsoever, known or unknown or discovered in the future, arising prior to the date of the execution of this Agreement. Bankston and Bankston Electric and any agent, affiliate and subsidiary of Bankston and Bankston Electric shall covenant not to promote, instigate, or otherwise cause a third party to bring a cause of action against the released parties herein, or support such a cause
of  action.   Bankston and Bankston Electric and any  agent,
affiliate  and subsidiary of Bankston and Bankston  Electric shall be liable for any damages incurred by the released parties as a result of any cause of action promoted, instigated, or otherwise caused or supported by Bankston and Bankston Electric and any agent, affiliate and subsidiary of Bankston and Bankston Electric, including the released parties attorney's fees and costs incurred in defending said action.
      (3) Bankston agrees that on the eleventh (11th) day following the date on which the Bankruptcy Court in the Diagnostic Chapter 11 Bankruptcy Case executes the Order
Confirming   Diagnostic's  Modified  Chapter  11   Plan   or
Reorganization to transfer to and on account of the William Reeves Chapter 7 Trustee, $10,000.00 cash and on the thirtieth (30th) day following that date to pay to the William Reeves Chapter 7 Trustee, an additional $1,000.00 cash, and finally, to pay on the sixtieth (60th) day following that date of the original payment an additional amount of $1,000.00 cash;
           (4) Bankston further agrees to transfer to Diagnostic in exchange for 100,000 Diagnostic Units all of the equity security interests in Diagnostic and all of the claims against Diagnostic that he acquires pursuant to the terms of this Agreement from Pamela Reeves, Midas and Black Diamond and to further transfer to Diagnostic the stock in Great Southwest Chili Company, Inc., he will acquire under the terms of this agreement from Midas. This transfer shall not include any equity security interest in Diagnostic that Bankston had acquired prior to, and independent of, this Agreement;
     (E)  Marathon.
      In exchange for and conditioned upon Diagnostic taking all of the actions set forth above in Section III(A), and conditioned upon each and every representation and warranty set forth by the Parties in the Reeves Group herein, Marathon will vote in favor of a modified Plan that provides for the following distributions of securities in full
satisfaction   of   Marathon's   secured   claim:    440,000
Diagnostic Units, 580,000 GSWCF Units, 300,000 XXYY Units and 300,000 AABB Units and to vote in favor of the Diagnostic Chapter 11 Plan of Reorganization;
     (F)  Quantum.
     Agrees to accept, in exchange for Diagnostic taking all of the actions set forth above in Section III(A), which will permit Diagnostic to expeditiously confirm its pending Chapter 11 Plan of Reorganization and bring substantial value to Quantum, and Diagnostic agreeing to settle and compromise Diagnostic's potential avoidance action against Quantum with respect to Quantum's security interest, the following distributions of securities through the modified Diagnostic Plan of Reorganization in full satisfaction of Quantum's secured claim: 70,000 Diagnostic Units, 200,000 GSWCF Units, 480,000 XXYY Units and 480,000 AABB Units and to vote in favor of the Diagnostic Chapter 11 Plan of Reorganization;
     (G)  William Doran.
      Agrees to withdraw his Proof of Claim filed in the Diagnostic Chapter 11 Bankruptcy case and his objections to the Plan as modified pursuant to the terms of this Agreement and to further release and waive all claims known or unknown that he may now possess against Diagnostic;
     (H)  All Parties.
           (1) That in addition to any agreements set forth above and except as specifically provided for above, each of the parties hereby expressly waive and release all claims that which they may now have knowledge or acquire knowledge in the future arising prior to the date of the execution of this Agreement as against each of the other parties hereto in exchange for the mutual covenants and undertakings set forth herein and the performance by each of the parties of their respective undertakings set forth herein;
           (2) Except where Title 11, United States Code, the Federal Rules of Bankruptcy Procedure and the Bankruptcy Code and Bankruptcy Rules, as interpreted by the Ninth Circuit Court of Appeals, may otherwise require, this Agreement and each party's performance thereof shall be governed by the laws of the State of Arizona;
          (3) The Bankruptcy Court for the Federal District of Arizona shall have jurisdiction and venue to enforce the terms of this Agreement;
           (4) The Parties warrant and represent that they are represented by and have consulted with his, her or its respective legal counsel concerning this Agreement, that they have read this Agreement, including the exhibits hereto, in full, and that counsel has fully advised them as to the contents and legal binding nature of this Agreement.
           (5) Each of the parties hereto acknowledges that it has and will receive valuable consideration in exchange for its respective undertakings and agreements set forth above;
           (6) The parties hereto explicitly agree to cooperate with each of the other parties hereto to take the necessary steps and execute all documentation and agreements necessary in Diagnostic's sole judgment to be necessary to effectuate the terms of this Agreement including obtaining confirmation of a modified Plan or Reorganization to be filed with the Bankruptcy Court in Bankruptcy Court;
           (7) Each of the parties hereto agrees that although the terms of such a Modified Plan of Reorganization would modify their respective treatment and distributions to them as provided in Diagnostic's original Chapter 11 Plan of Reorganization they specifically agree and consent to said modified treatment and acknowledge and agree that said modified treatment places them in a better position; that is, the resulting distribution to them of property having a value of greater than they would have received under the current pending Plan of Reorganization, and further agree to support the Modified Plan of Reorganization and take all
necessary   steps   to   assist  Diagnostic   in   obtaining
confirmation   of  said  Modified  Plan  of   Reorganization
including, if necessary, voting in favor of confirmation of said Modified Plan of Reorganization and not filing any Objections or any other form of opposition to confirmation of said modified Plan of Reorganization;
          (8)  This Agreement together with all exhibits and
documents  necessary  to  effectuate  the  terms   of   this
Agreement comprises the entire agreement of the parties hereto.
           (9) All parties agree to cooperate in obtaining approval of this Agreement by the Bankruptcy Court and enforcement is specifically conditioned upon approval by the Bankruptcy Court.
           (10) All parties anticipate that Pamela Reeves will dismiss her Chapter 13 Bankruptcy case and that in the event that this Agreement is approved by the Bankruptcy Court in the Diagnostic case and the Bankruptcy Court in the Bill Reeves Bankruptcy Case, it is the intention of Pamela Reeves to seek dismissal in her Chapter 13 case and the parties hereby agree not to interfere in the dismissal of that Chapter 13 case.
           (11) All parties agree that should he, she or it fail to perform upon any of his, her or its undertakings as required by the terms of this Agreement, that party who has failed to so perform shall indemnify all other parties to this Agreement and pay all legal fees and costs incurred by all other parties to enforce this Agreement or as a consequence of said failure to perform;
      (12) This Agreement shall not be effective until the following conditions have been met:
            (a)   The  Bankruptcy  Court  has  approved  the
Agreement;
          (b)  All Parties have executed the Agreement;
           (c) The confirmation of the Plan with the modifications set forth in this Agreement without any further changes or modifications to said Plan; and
           (d) The Order confirming Diagnostic's Plan being rendered a final, unappealable Order without any appeal pending.
     (13) This Agreement may be signed in counterparts.
          DATED this _____ day of May, 1999.
                              DIAGNOSTIC INTERNATIONAL



By:____________________________
                                    Jason Pratte, President




_______________________________
                              Christopher R. Kaup, Attorney
                              For Diagnostic International



_______________________________
                              Edwin  P.  Lee, Esq.,  Counsel
                              for
                              Dale Ulrich, Chapter 7 Trustee
                              in the
                              William Reeves Bankruptcy Case


                              ______________________________
                              _
                              Dale Ulrich, Chapter 7 Trustee


                              ______________________________
                              _
                              William N. Reeves


                              ______________________________
                              _
                              Pamela Reeves


                              ______________________________
                              _
                              P.E.  Roberts, Trustee of  the
                              Reeves
                              Trust


                              MIDAS CORPORATION


                              By:___________________________
                              _
                                        ___________________,
                              President

                              BLACK DIAMOND MINING
                              CORPORATION

                              ______________________________
                              _
                              _____________________,
                              President


                              ______________________________
                              James    M.   LaGanke,   Esq.,
                              Counsel for
                              William Reeves, Pamela  Reeves
                              and
                              Midas Corporation


                              ______________________________
                              John    F.   O'Connor,   Esq.,
                              Counsel
                              For Quantum Incorporated


                              ______________________________
                              Ron Hoftbauer,
                              Attorney for Pamela Reeves,
                              Chapter 13 Trustee


                              ______________________________
                              William Doran


                              ______________________________
                              Don Bankston


                              ______________________________
                              Mark J. Giunta, Esq.
                              Counsel for Don Bankston


                              MARATHON INVESTMENTS
                              CORPORATION,      a      Texas
                              corporation


                              By:___________________________
                                   Ron Rosen


                              Approved   as  to   Form   and
                              Content


                              ______________________________
                              Victoria M. Avilez
                              Counsel for Marathon